UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material under § 240.14a-12

SPRINT NEXTEL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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News Release

Sprint Nextel

6200 Sprint Parkway

Overland Park, Kan. 66251

Contacts:

For SoftBank

SoftBank Press Office

+ 81 3 6889 2300

Jim Barron / John Christiansen

212-687-8080 / 415-618-8750

For Sprint

Bill White, Media Contact

913-794-1099 / bill.white@sprint.com

Brad Hampton, Investor Contact

800-259-3755 / investor.relations@sprint.com

SoftBank to Acquire 70% Stake in Sprint

Sprint Stockholders to Receive Total Consideration of $12.1 Billion in Cash and

30% Ownership in Newly Capitalized Sprint

Transaction Provides Sprint with $8.0 Billion of New Capital

Sprint to Leverage SoftBank’s Experience in Deployment of LTE

as Sprint’s Nationwide Rollout of 4G LTE Continues

Significant Investment in the United States

by One of the World’s Most Successful and Innovative Companies

Sprint will host an investor conference call to discuss the transaction at 8 a.m. ET today. Participants may dial 800-938-1120 in the U.S. or Canada (706-634-7849 internationally) and provide the following ID: 44906693 or may listen via the Internet at www.sprint.com/investors

Tokyo and Overland Park, KS, October 15, 2012 – SOFTBANK CORP. (“SoftBank”) (TSE: 9984) and Sprint Nextel Corporation (“Sprint”) (NYSE: S) today announced that they have entered into a series of definitive agreements under which SoftBank will invest $20.1 billion in Sprint, consisting of $12.1 billion to be distributed to Sprint stockholders and $8.0 billion of new capital to strengthen Sprint’s balance sheet. Through this transaction, approximately 55% of current Sprint shares will be exchanged for $7.30 per share in cash, and the remaining shares will convert into shares of a new publicly traded entity, New Sprint. Following closing, SoftBank will own approximately 70% and Sprint equity holders will own approximately 30% of the shares of New Sprint on a fully-diluted basis.

SoftBank’s cash contribution, deep expertise in the deployment of next-generation wireless networks and track record of success in taking share in mature markets from larger telecommunications competitors are expected to create a stronger, more competitive New Sprint that will deliver significant benefits to U.S. consumers. The transaction has been approved by the Boards of Directors of both SoftBank and Sprint. Completion of the transaction is subject to Sprint stockholder approval, customary regulatory approvals and the satisfaction or waiver of other closing conditions. The companies expect the closing of the merger transaction to occur in mid-2013.

SoftBank Chairman and CEO, Masayoshi Son, said, “This transaction provides an excellent opportunity for SoftBank to leverage its expertise in smartphones and next-generation high speed networks, including LTE, to drive the mobile internet revolution in one of the world’s largest markets. As we have proven in Japan, we have achieved a v-shaped earnings recovery in the acquired mobile business and grown dramatically by introducing differentiated products to an incumbent-led market. Our track record of innovation, combined with Sprint’s strong brand and local leadership, provides a constructive beginning toward creating a more competitive American wireless market.”

The SoftBank transaction is expected to deliver the following benefits to Sprint and its stockholders:

•	Provides stockholders the ability to realize an attractive cash premium or to hold shares in a stronger, better capitalized Sprint

•	Provides Sprint with $8.0 billion of primary capital to enhance its mobile network and strengthen its balance sheet

•	Enables Sprint to benefit from SoftBank’s global leadership in LTE network development and deployment

•	Improves operating scale

•	Creates opportunities for collaborative innovation in consumer services and applications

Sprint CEO, Dan Hesse, said, “This is a transformative transaction for Sprint that creates immediate value for our stockholders, while providing an opportunity to participate in the future growth of a stronger, better capitalized Sprint going forward. Our management team is excited to work with SoftBank to learn from their successful deployment of LTE in Japan as we build out our advanced LTE network, improve the customer experience and continue the turnaround of our operations.”

Transaction Terms

•

SoftBank will form a new U.S. subsidiary, New Sprint, which will invest $3.1 billion in a newly-issued Sprint convertible senior bond following this announcement. The convertible bond will have a 7-year term and 1.0% coupon rate, and will be convertible, subject to regulatory approval, into Sprint common stock at $5.25 per share. Immediately prior to the merger, the bond will be converted into shares of Sprint, which will become a wholly-owned subsidiary of New Sprint.

•

Following Sprint stockholder and regulatory approval, and the satisfaction or waiver of the other closing conditions to the merger transaction, SoftBank will further capitalize New Sprint with an additional $17 billion and effect a merger transaction in which New Sprint will become a publicly-traded company and Sprint will survive as its wholly-owned subsidiary. Of the $17 billion, $4.9 billion will be used to purchase newly issued common shares of New Sprint at $5.25 per share. The remaining $12.1 billion will be distributed to Sprint stockholders in exchange for approximately 55% of currently outstanding shares. The other 45% of currently outstanding shares will convert into shares of New Sprint. SoftBank will also receive a warrant to purchase 55 million additional Sprint shares at an exercise price of $5.25 per share.

•

Pursuant to the merger, holders of outstanding shares of Sprint common stock will have the right to elect between receiving $7.30 per Sprint share or one share of New Sprint stock per Sprint share, subject to proration. Holders of Sprint equity awards will receive equity awards in New Sprint.

•	Post-transaction, SoftBank will own approximately 70% and Sprint equity holders will own approximately 30% of New Sprint shares on a fully-diluted basis.

•	SoftBank is financing the transaction through a combination of cash on hand and a syndicated financing facility.

•

The transaction does not require Sprint to take any actions involving Clearwire Corporation other than those set forth in agreements Sprint has previously entered into with Clearwire and certain of its shareholders.

After closing, Sprint’s headquarters will continue to be in Overland Park, Kansas. New Sprint will have a 10-member board of directors, including at least three members of Sprint’s board of directors. Mr. Hesse will continue as CEO of New Sprint and as a board member.

The Raine Group LLC and Mizuho Securities Co., Ltd. acted as lead financial advisors to SoftBank. Mizuho Corporate Bank, Ltd., Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Deutsche Bank AG, Tokyo Branch acted as mandated lead arrangers to SoftBank. Deutsche Bank also provided financial advice to SoftBank in connection with this transaction. SoftBank’s legal advisors included Morrison & Foerster LLP as lead counsel, Mori Hamada & Matsumoto as Japanese counsel, Dow Lohnes PLLC as regulatory counsel, Potter Anderson Corroon LLP as Delaware counsel, and Foulston & Siefkin LLP as Kansas counsel.

Citigroup Global Markets Inc., Rothschild Inc. and UBS Investment Bank acted as co-lead financial advisors. Skadden, Arps, Slate, Meagher & Flom LLP acted as lead counsel to Sprint. Lawler, Metzger, Keeney and Logan served as regulatory counsel, and Polsinelli Shughart PC served as Kansas counsel.

About SoftBank

SoftBank was established in 1983 by its current Chairman & CEO Masayoshi Son and has based its business growth on the Internet. It is currently engaged in various businesses in the information industry, including mobile communications, broadband services, fixed-line telecommunications, and portal services. In terms of consolidated results for fiscal 2011, net sales increased 6.6% year on year to ¥3.2 trillion, operating income increased 7.3% to ¥675.2 billion, and net income rose 65.4% to ¥313.7 billion.

About Sprint Nextel

Sprint Nextel offers a comprehensive range of wireless and wireline communications services bringing the freedom of mobility to consumers, businesses and government users. Sprint Nextel served more than 56 million customers at the end of the second quarter of

2012 and is widely recognized for developing, engineering and deploying innovative technologies, including the first wireless 4G service from a national carrier in the United States; offering industry-leading mobile data services, leading prepaid brands including Virgin Mobile USA, Boost Mobile, and Assurance Wireless; instant national and international push-to-talk capabilities; and a global Tier 1 Internet backbone. The American Customer Satisfaction Index rated Sprint No. 1 among all national carriers in customer satisfaction and most improved, across all 47 industries, during the last four years. Newsweek ranked Sprint No. 3 in its 2011 Green Rankings, listing it as one of the nation’s greenest companies, the highest of any telecommunications company. You can learn more and visit Sprint at www.sprint.com or www.facebook.com/sprint and www.twitter.com/sprint.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed)

available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Sprint / SoftBank Investor Call October 15, 2012

Cautionary Statement

This presentation includes “forward-looking statements” within the meaning of the securities laws.
The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,”
“believe,” “target,” “plan,” “providing guidance,” and similar expressions are intended to identify information that is not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to network performance, subscriber growth, and liquidity, and statements expressing general views about future operating results — are forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, development and deployment of new technologies; efficiencies and cost savings of multimode technologies; customer and network usage; customer growth and retention; service, coverage and quality; availability of devices; the timing of various events and the economic environment. Sprint Nextel believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date when made. Sprint Nextel undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our company's historical experience and our present expectations or projections. Factors that might cause such differences include, but are not limited to, those discussed in the company’s Annual
Report on Form 10-K for the year ended December 31, 2011 filed with the U.S. Securities and
Exchange Commission, which are incorporated herein by reference and when filed, Part II, Item
1A, “Risk Factors,” of our Form 10-Q for the quarter ended June 30, 2012. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Soliciting Material Pursuant to14a-12

Cautionary Statement Regarding Forward Looking Statements
This document includes "forward-looking statements" within the meaning of the securities laws.  The words "may," "could," "should," "estimate," "project," "forecast," intend," "expect," "anticipate," "believe,"
"target," "plan," "providing guidance" and similar expressions are intended to identify information that is not historical in nature.
This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation ("Sprint") and SOFTBANK CORP. ("Softbank") and its group companies, including Starburst II, Inc. ("Starburst II") pursuant to a merger agreement and bond purchase agreement.  All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of Softbank or Sprint; and any assumptions underlying any of the foregoing, are forward-
looking statements.  Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  You should not place undue reliance on such statements.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of Softbank or Sprint or the respective businesses of Softbank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint's and Starburst II's reports filed with the Securities and
Exchange Commission ("SEC"), including Sprint's Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II's Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC's web site (www.sec.gov).  There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.
None of Sprint, Softbank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.
Additional Information and Where to Find It
In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II.  Sprint will mail the proxy statement/prospectus to its stockholders.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT
BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  The proxy statement/prospectus, as well as other filings containing information about Sprint, Softbank and Starburst II, will be available, free of charge, from the SEC's web site (www.sec.gov).  Sprint's SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint's web site (www.sprint.com)
under the tab "About Us – Investors" and then under the heading "Documents and Filings – SEC Filings," or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention:
Shareholder Relations or (913) 794-1091.  Starburst II's SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to Softbank, 1-9-1 Higashi-
Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.
Participants in the Merger Solicitation
The respective directors, executive officers and employees of Sprint, Softbank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information regarding Sprint's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011.  Other information regarding the interests of such individuals as well as information regarding Softbank's and Starburst II's directors and executive officers will be available in the proxy statement/prospectus when it becomes available.  These documents can be obtained free of charge from the sources indicated above.  This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

*Non-GAAP Financial Measures
Sprint Nextel provides financial measures determined in accordance with accounting principles generally accepted in the United States (GAAP) and adjusted GAAP (non-GAAP). The non-GAAP financial measures reflect industry conventions, or standard measures of liquidity, profitability or performance commonly used by the investment community for comparability purposes. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use, but these measures may not be synonymous to similar measurement terms used by other companies.
Sprint Nextel provides reconciliations of these non-GAAP measures in its financial reporting. Because Sprint Nextel does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, Sprint
Nextel does not provide reconciliations to GAAP of its forward-looking financial measures.
The measures used in this release include the following:
OIBDA is operating income/(loss) before depreciation and amortization. Adjusted OIBDA is OIBDA excluding severance, exit costs, and other special items. Adjusted OIBDA Margin
represents Adjusted OIBDA divided by non-equipment net operating revenues for Wireless and Adjusted OIBDA divided by net operating revenues for Wireline. We believe that Adjusted OIBDA and Adjusted OIBDA Margin provide useful information to investors because they are an indicator of the strength and performance of our ongoing business operations, including our ability to fund discretionary spending such as capital expenditures, spectrum acquisitions and other investments and our ability to incur and service debt. While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent non-cash current period costs associated with the use of long-lived tangible and definite-lived intangible assets. Adjusted OIBDA and Adjusted OIBDA Margin are calculations commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the telecommunications industry.

Sprint CEO Dan Hesse 5

Sprint Turnaround
Phases of the Sprint Turnaround
I. Recovery II. Investment
III. Margin Expansion
2008 - 2011
2012 - 2013
2014+

•
Improve the Brand
•
Reverse subscriber
trends
•
Begin growing Revenue
•
Eliminate costs
•
Conserve Capital in
preparation for
investment phase
•
Build world-class network
platform
•
Eliminate duplicative
network cost structure
•
Focus on growth of core
Sprint Platform business
•
Expect strong margin
improvement from
Network Vision and
continued revenue
growth

Expected Transaction Benefits
•
Build shareholder value
- Premium to current holders
- Ownership in stronger, better capitalized Sprint
•
SoftBank expertise
- Proven track record of challenging incumbent carriers
- Leader in advanced technology
•
Financial strength and flexibility
- Opportunities to invest, internally and externally,
to grow our business
•
Enables a stronger, more competitive #3 player in the
US market
- Innovation and competition benefit US consumers

SoftBank CEO Masayoshi Son 8

Cautionary Statement
  This document includes “forward-looking statements” within the meaning of the securities laws.  The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,”
“anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.  This document contains forward-
looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SOFTBANK”) and its group companies, including
Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement.  All statements, other than historical facts,including, but not limited to, statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of
SOFTBANK or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements.  Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  You should not place undue reliance on such statements.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint stockholders may not be obtained;
(2) there may be a material adverse change of SOFTBANK or Sprint, or the respective businesses of SOFTBANK or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended
December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and the proxy statement/prospectus to be contained in Starburst II’s Registration
Statement on Form S-4, which are, (or will be, when filed) available on the SEC’s web site (www.sec.gov).  There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.  None of Sprint, SOFTBANK or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.Additional Information and Where to Find It
  In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II.  Sprint will mail the proxy statement/prospectus to its stockholders.  INVESTORS ARE URGED TO READ THE PROXY
STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  The proxy statement/prospectus, as well as other filings containing information about Sprint and Starburst II will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings –
SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091.Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SOFTBANK, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan;
telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jpParticipants in the Merger Solicitation
  The respective directors, executive officers and employees of Sprint, SOFTBANK, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011.  Other information regarding the interests of such individuals as well as information regarding SOFTBANK’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available.  These documents can be obtained free of charge from the sources indicated above.  This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Soliciting Material Pursuant to14a-12

• Cautionary Statement Regarding Forward Looking Statements
• This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,”
“forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.
• This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP.
(“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.
The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint stockholders may not be obtained; (2)
there may be a material adverse change of SOFTBANK or Sprint, or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction;
and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including
Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are, (or will be, when filed) available on the SEC’s web site
(www.sec.gov).
There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.
• None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.
• Additional Information and Where to Find It
• In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II.  Sprint will mail the proxy statement/prospectus to its stockholders.  INVESTORS ARE
URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus, as well as other filings containing information about Sprint and Starburst II will be available, free of charge, from the SEC’s web site
(www.sec.gov).
Sprint’s
SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.Sprint.com)
under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway,
Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091.  Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290;
e-mail: ir@softbank.co.jp
•
Participants in the Merger Solicitation
• The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

*Non-GAAP Financial Measures

• Sprint Nextel provides financial measures determined in accordance with accounting principles generally accepted in the
United States (GAAP) and adjusted GAAP (non-GAAP). The non-GAAP financial measures reflect industry conventions, or standard measures of liquidity, profitability or performance commonly used by the investment community for comparability purposes. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use, but these measures may not be synonymous to similar measurement terms used by other companies.
•
• Sprint Nextel provides reconciliations of these non-GAAP measures in its financial reporting. Because Sprint Nextel does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, Sprint Nextel does not provide reconciliations to GAAP of its forward-looking financial measures.
•
•
•
The measures used in this presentation include the following:
•
• OIBDA is operating income/(loss) before depreciation and amortization. Adjusted OIBDA is OIBDA excluding severance, exit costs, and other special items. Adjusted OIBDA Margin represents Adjusted OIBDA divided by non-equipment net operating revenues for Wireless and Adjusted OIBDA divided by net operating revenues for Wireline. We believe that
Adjusted OIBDA and Adjusted OIBDA Margin provide useful information to investors because they are an indicator of the strength and performance of our ongoing business operations, including our ability to fund discretionary spending such as capital expenditures, spectrum acquisitions and other investments and our ability to incur and service debt. While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent non-cash current period costs associated with the use of long-lived tangible and definite-lived intangible assets. Adjusted OIBDA and Adjusted OIBDA Margin are calculations commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the telecommunications industry.
• This presentation may contain certain “non-GAAP” financial measures. SOFTBANK CORP. (“SoftBank”) uses certain non-
GAAP performance measures and ratios in managing its business. Non-GAAP financial information should be viewed in addition to, and not as an alternative for, the reported operating results or cash flow from operations or any other measures of performance prepared in accordance with generally accepted accounting principles in Japan. In addition, the presentation of these measures may not be comparable to similarly titled measures other companies may use.

SOFTBANK Consolidated Revenue

FY2011 FY1981
$80bn
SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a 100% economic interest in WILLCOM. eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
* ProForma

SOFTBANK Consolidated EBITDA

$18bn
FY1981 FY2011
SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a 100% economic interest in WILLCOM. eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
*Non GAAP. Refer to disclaimer.

SOFTBANK EBIT

$2.5bn
KDDI
Disrupted
Duopoly
$1.2bn
SOFTBANK
Q1 Q1 Q1
Q1
Q1 Q1
Q1
Q1
(FY)
NTT DOCOMO
$3.4bn
(USD bn)
0
2005 ’06 ’07 ’08 ’09 ’10 ’11 ’12
*Created by SOFTBANK CORP. based on respective companies’  publicly available information.

960 Mobile Internet Companies 15 Mobile Internet Platform Mobile Internet Platform

US Mobile Market 16 Compelling Market Opportunity Compelling Market Opportunity 1. Large market with rapid smartphone growth 2. High ARPU, mainly postpaid 3. Slow network speeds 4. Duopolistic market

Complementary Partners • Strong Brand • Shared Vision • Smartphone and LTE Strategy • Strong US Management 17

Sprint Turnaround Began in 2008

Phases of the Sprint Turnaround
I. Recovery
•
•
•
•
•
II. Investment
•
•
•
III. Margin Expansion
•
2008 - 2011 2012 - 2013
2014+
Improve the brand
Reverse subscriber
trends
Begin growing revenue
Eliminate costs
Conserve capital in
preparation for
investment phase
Build world-class network
platform
Eliminate duplicative
network cost structure
Focus on growth of core
Sprint Platform business
Expect strong margin
improvement from
Network Vision and
continued revenue
growth

SoftBank’s Contribution (Capital) 19 - Strengthen Balance Sheet - Strategic Investment - Network Enhancement a New Capital: $8bn * Expected uses for New Capital

SoftBank’s Contribution (Strategy) 20 Group Synergy - Smartphone Strategy - LTE Strategy - Proven Track Record of Turnarounds

(FY)
*Source: Created based on Sprint’s publicly available information
*Non GAAP. Refer to disclaimer.
Accelerated Growth
with SoftBank
2011Q2 ’11Q3 ’11Q4 ’12Q1 ’12Q2
($)
1.31bn
1.40bn
0.84bn
1.21bn
1.45bn
Sprint Adjusted OIBDA

(FY2005 to FY2011)
(FY2011)
10
20 30 40 50 60 70
20 40 60 80 100 120
Subscribers(millions)
Subscribers(millions)
Mobile EBITDA
Margin
FY2005: EBITDA Margin: April 2005 - March 2006. Subscribers as of March 31, 2006.
FY2011: EBITDA Margin: April 2011 -March, 2012. Subscribers as of September 30, 2012.
SOFTBANK includes WILLCOM and EMOBILE.
*Non GAAP. Refer to disclaimer.
FY2011: EBITDA Margin: April 2011 - March, 2012. Subscribers as of June 30, 2012.
Source : Japan: Created by SOFTBANKCORP. based on data from Bloomberg and TCA.
US: Respective companies’ publicly available information ad Wireless Intelligence.
*Non GAAP. Refer to disclaimer.
Mobile EBITDA
Margin
Mobile EBITDA Margin

0
0%
10%
20%
30%
40%
50%
0%
10%
20%
30%
40%
50%
0

$5.5bn (USD bn) 1.0 (FY) Turnaround Mobile EBIT (Operating Income) 23

Full Loan
Repayment
$1.7bn
FY2007
Original Repayment Plan
FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2006
Repayment
Ahead of
Schedule
Vodafone K.K. Acquisition Financing
Balance of SBM  loan only

SoftBank
+ Sprint*
+ +
+
China
Mobile
Verizon AT&T Vodafone NTT
DOCOMO
KDDI
*Revenue from January to June 30, 2012
Created by SOFTBANK CORP. based on
respective companies’ publicly available information.
$43bn
$27bn
$31bn
$18bn
Sprint
$32bn
$32bn
$37bn
$25bn
Deutsche
Telekom
Mobile Revenue

SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a
100% economic interest in WILLCOM.  eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
*Pro forma
SOFTBANK
Group

Subscribers

Verizon
AT&T
T-Mobile
33m
NTT DOCOMO
61m
au
36m
SoftBank
+ Sprint*
96m
105m
111m
*Subscribers as of
June 30, 2012 US;
September 30, 2012 Japan
*Source: Created by SOFTBANK CORP. based on data from Wireless Intelligence, TCA and respective companies’ publicly available information.
SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a 100%
economic interest in WILLCOM. eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
*Pro forma

Summary
1. SoftBank is the Global No.3 Mobile Operator
2. Compelling U.S. Market Opportunity
3. Complementary Smartphone and LTE Strategies
4. Enhanced Sprint Financial Strength and Competitiveness
5. SoftBank's Proven Turnaround & Debt Repayment Track
Record
6. Attractive Value to Both Companies’ Shareholders

Sprint CFO Joe Euteneuer 28

Legacy Sprint Shareholders SoftBank Ownership
New Sprint
($8 billion cash infusion)
30%
ownership
70%
ownership
•
55% of Sprint shares receive $7.30 cash / share ($12.14 billion)
•
45% of Sprint shares convert into 30% of the newly capitalized New Sprint
(with $8 billion cash infusion)
Attractive Shareholder Return

Expected Financial Benefits

•
Attractive consideration to Sprint shareholders
-
$7.30 represents significant premium to unaffected share price
•
Oct. 10 Spot: 45%
•
30 day
(1)
:  39%
•
60 day
(1)
: 42%
•
90 day
(1)
:  54%
•
Strengthens Sprint’s Balance Sheet
-
The first investment by SoftBank, a $3.1 billion Sprint convertible bond, is expected to occur following this announcement
-
$8 billion total cash contribution enhances liquidity
•
Capital investment improves financial and operational
flexibility
(1) Based on volume-weighted average closing prices

Transaction Overview
Currently
3.0B Sprint
shares
outstanding
SoftBank
invests $3.1
billion in
convertible
debt @
$5.25/share †
SoftBank
invests $4.9
billion in
newly issued
shares @
$5.25/share † †
Shares
O/S*
3.0B 4.6B 3.6B
70% SoftBank
(3.2B shares)
30% existing
Sprint
shareholders
(1.4B shares)
Step 2a
Step 1 Post-close
ownership
$8B cash infusion into
Sprint
SoftBank
4.6B
Step2b
$12.1B cash
to Sprint
shareholders
Sprint shareholders
Shortly after signing At close

* Fully diluted pro forma shares outstanding; † Converts into equity immediately prior to closing of Steps 2a and 2b
†† In addition, SoftBank receives five-year warrant to purchase 54.6M shares in newly recapitalized Sprint at $5.25 per share for total additional consideration of $287M

Capital Structure – as of June 30, 2012
Actual
Illustrative Pro forma
upon close*
Net Debt / Adjusted OIBDA* 2.95
LTM Adj. OIBDA (3Q11-2Q12) $4.9B
Net Debt / Adjusted OIBDA* 1.32
LTM Adj. OIBDA (3Q11-2Q12) $4.9B
$14.8
$21.3
$6.5
$-
$5.0
$10.0
$15.0
$20.0
$25.0
Cash** Total Debt Net Debt
$6.8
$21.3
$14.5
$-
$5.0
$10.0
$15.0
$20.0
$25.0
Cash** Total Debt Net Debt

*Non-GAAP measure.  Assumes no debt holder exercises change of control offer clause; **Cash, cash equivalents & short-term investments

Conclusion

•
Build shareholder value
- Premium to current holders
- Ownership in stronger, better capitalized Sprint
•
SoftBank expertise
- Proven track record of challenging incumbent carriers
- Leader in advanced technology
•
Financial strength and flexibility
- Opportunities to invest, internally and externally,
to grow our business
•
Enables a stronger, more competitive #3 player in the
US market
- Innovation and competition benefit US consumers

Q&A 34

Appendix 35

Share Calculation

@ Announcement @ Closing 5-Year Warrants
Sprint @ Step 1 Common Step 2a
(1)
Purchase to Step 2b 55mm Step 2c
(2)
($ in billions, shares in millions)
market Conversion Sprint issuance Sprint $12.14bn Secondary Sprint Warrants Sprint
Existing common shares 3,004 -- 3,004 -- 3,004 (1,663) 1,341 -- 1,341
Common shares issued to Softbank -- -- -- 933 933 -- 933 -- 933
Purchase outstanding Sprint shares -- -- -- -- -- 1,663 1,663 -- 1,663
Total common shares 3,004 -- 3,004 933 3,938 -- 3,938 -- 3,938
Dilution
(3)
37 -- 39 -- 39 -- 48 -- 48
Conversion shares / Warrants -- 590 590 -- 590 -- 590 55 645
Fully-diluted shares 3,042 590 3,633 933 4,567 -- 4,576 55 4,631
Softbank beneficial shares 590 1,524 3,187 3,241
Softbank beneficial ownership % 16.3% 33.4% 69.6% 70.0%
Cumulative
Cumulative investment $3.1 $8.0 $20.1 $20.4
Price $5.25 $5.25 $7.30 $5.25
Shares 590 933 1,663 55
(1) Per share amount under Step 2a is implied based on contemplated amount of total equity contribution.
(2) Per share amount under Step 2c is implied based on warrant exercisable for shares of Parent (Sprint post-merger).
(3) Dilution based on treasury stock method.  At market assumes $5.04 10/10/2012 unaffected close, Steps 1 and 2a assume $5.25 price, and Steps 2b and 2c assume $7.30 price.

Non-GAAP Reconciliation

NON-GAAP RECONCILIATION - NET LOSS TO ADJUSTED OIBDA* (Unaudited)
(Millions, USD)
Quarter To Date
6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
Net Loss $ (1,374) $ (863)           $ (1,303)     $ (301)      $ (847)
Income Tax Expense (26)        (37)             (106)        (12)        (99)
Loss before Income Taxes (1,348) (826)           (1,197)     (289)      (748)
Equity in losses of unconsolidated investments and other, net 398        273            472          261        588
Interest Expense 321        298            287          236        239
Operating (Loss) Income (629)      (255)           (438)        208        79
Depreciation and amortization 1,896    1,666         1,174      1,194    1,235
OIBDA* 1,267    1,411         736          1,402    1,314
Severance and Lease Exit Costs 184        -             28            -        -
Gains from asset dispositions and exchanges -        (29)             -           -        -
Asset impairments and abandonments -        18               78            -        -
Spectrum hosting contract termination, net -        (170)           -           -        -
Access Costs -        (17)             -           -        -
Adjusted OIBDA* $ 1,451    $ 1,213         $ 842          $ 1,402    $ 1,314